UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

GameSquare Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39389	99-1946435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 464-6400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The Board of Directors of GameSquare Holdings, Inc. (the “Company”) has established October 7, 2025, as the date of the Company’s annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”). As the date of the 2025 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2024 (the “2024 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The record date, time and location of the 2025 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting.

As the date of the 2025 Annual Meeting is more than 30 days from the anniversary of the 2024 Annual Meeting, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement with respect to the 2024 Annual Meeting, filed with the United States Securities and Exchange Commission (the “SEC”) on January 16, 2025, no longer apply.

In order to be included in the proxy materials for the 2025 Annual Meeting, stockholder proposals submitted to us in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at the Company’s executive offices on or before September 10, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2025 Annual Meeting.

Finally, in accordance with the Company’s Bylaws (the “Bylaws”), as the date of the 2025 Annual Meeting is more than 30 days before the anniversary of the Company’s 2024 Annual Meeting, in order for a stockholder proposal to be submitted, and any nominations for election the Company’s Board of Directors at the 2025 Annual Meeting, pursuant to the Bylaws must be received by our Secretary no later than the close of business on the 10th day before the date of the 2025 Annual Meeting. Accordingly, notice of stockholder proposals or nominations for director for the 2025 Annual Meeting must be received no later than September 27, 2025.

Stockholders must deliver the proposals or nominations to the Company’s Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034, and must comply with all applicable rules and regulations of the SEC and the Bylaws. In order to curtail controversy as to compliance with this requirement, we urge stockholders to submit proposals and nominations by Certified Mail — Return Receipt Requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: August 27, 2025	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director